UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2006
Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	1-32881	13-3963499

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 Third Avenue, Suite 1505, New York, New York		10017

(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code (212) 490-3100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 7 —Regulation FD
Item 7.01 Regulation FD Disclosure.
On Tuesday, December 5, 2006 at 9:00 a.m. Eastern Time, Industrial Enterprises of America, Inc. (the “Company”) held a public conference call to discuss the results of its first quarter. During the call, John D. Mazzuto, the Company’s Chief Executive Officer and interim Chief Financial Officer, disclosed material information that may not have been publicly disclosed in the past.
Mr. Mazzuto projected that the Company could anticipate revenues of $16 million for the second fiscal quarter of 2007, $20 million for the third quarter and over $50 million potentially for the fourth quarter. Additionally, Mr. Mazzuto projected earnings per share of approximately $0.22, $0.33 and $0.50, respectively, for the second, third and fourth quarters of fiscal 2007, before any charges related to derivative securities.
A telephone replay of the call will be available until May 31, 2007 by dialing 877-660-6853, or 201-612-7415 for international callers, and entering account number 286 followed by conference ID 222945. Additionally, a replay of the webcast will be available for 180 days after the call on http://www.investorcalendar.com.
The information furnished in this Current Report on Form 8-K provides details not included in previously issued reports of the Company and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Section 4 —Matters Related to Registrant’s Certifying Accountant
Item 4.01 Changes in Registrant’s Certifying Accountant.
a. Dismissal of Independent Auditors
On December 7, 2006, Beckstead and Watts, LLP (“B&W”) informed the Company that it would not stand for reelection as the Company’s independent auditors.
B&W’s report on the financial statements with respect to the fiscal years ended June 30, 2005 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. There have been no disagreements with any of the Company’s independent auditors to the knowledge of the Company’s Board of Directors.
The Company has requested that B&W furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not the independent auditor agrees with the above statements. A copy of such letter, dated December 8, 2006, is filed as an exhibit to this Current Report on Form 8-K.
b. New Independent Auditors
On December 8, 2006 the Company’s Board of Directors approved the retention of De Joya Griffith & Company, LLC as the Company’s independent auditors going forward. There have been no disagreements with any of the Company’s independent auditors to the knowledge of the Company’s Board of Directors.

Section 9 — Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits

Exhibit No.	Description

16.1	Letter from Beckstead & Watts, LLP, to the Securities and Exchange Commission dated December 8, 2006.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Industrial Enterprises of America, Inc.
December 8, 2006

By:	/s/ John D. Mazzuto

Name:	John D. Mazzuto
Title:	Chief Executive Officer